UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2011
NATIONAL PROPERTY INVESTORS III, LP
(Exact name of registrant as specified in its charter)

Delaware	0-9567	95-3903623
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 BEATTIE PLACE POST OFFICE BOX 1089 GREENVILLE, SOUTH CAROLINA	29602
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (864) 239-1000
National Property Investors III
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Amendment to Partnership Agreement
          On October 8, 2010, NPI Equity Investments, Inc., a Florida corporation and the managing general partner (the “Managing General Partner”) of National Property Investors III, a California limited partnership (the “California partnership”), approved an amendment (the “First Amendment”) to the partnership agreement of the California partnership, dated as of February 1, 1979, as amended and restated July 1, 1979 and as further amended to date (the “Partnership Agreement”). On February 11, 2011, a majority in interest of the limited partners of the California partnership approved the First Amendment, and the First Amendment was effected. The First Amendment eliminated the prohibition on transactions between the California partnership, on the one hand, and one or more of its general partners and their affiliates, on the other. A copy of the First Amendment is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
Merger Agreement
          Following the effectiveness of the First Amendment, on February 11, 2011, the California partnership entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Property Investors III, LP, a Delaware limited partnership (the “Delaware partnership”), AIMCO Properties, L.P., a Delaware limited partnership (“Aimco OP”) and AIMCO NPI III Merger Sub LLC, a Delaware limited liability company of which Aimco OP is the sole member (the “Merger Subsidiary”). The Merger Agreement provides for (i) the merger of the California partnership with and into the Delaware partnership, with the Delaware partnership as the surviving entity (the “First Merger”), and (ii) after the First Merger, the merger of the Merger Subsidiary with and into the Delaware partnership, with the Delaware partnership as the surviving entity (the “Second Merger”).
          First Merger
          Completion of the First Merger was subject to approval by a majority in interest of the limited partnership interests of the California partnership. Immediately prior to consummation of the First Merger, Aimco OP and its affiliates owned 37,419 of the 48,039 issued and outstanding units of limited partnership interest in the California partnership (or approximately 77.89% of the number of units outstanding). 21,380 units of limited partnership interest in the California partnership owned by AIMCO IPLP, L.P., an affiliate of the Managing General Partner and of Aimco OP (“AIMCO IPLP”), are subject to a voting restriction, which requires such units to be voted in proportion to the votes cast with respect to units of limited partnership interest in the California partnership not subject to this restriction.
          On February 11, 2011, Aimco OP and its affiliates took action by written consent to approve the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Second Amendment (as defined below). Aimco OP and its affiliates (other than AIMCO IPLP) voted all of their units of limited partnership interest in the California partnership not subject to the voting restriction described above (16,039 units of limited partnership interest in the California partnership, or approximately 33.39% of the number of units outstanding) in favor of the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Second Amendment. In accordance with the voting restrictions, AIMCO IPLP voted 12,862 units of limited partnership interest in favor of the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Second Amendment. As a result, the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Second Amendment, were approved by a total of 28,901 units of limited partnership interest in the California partnership, or approximately 60.16% of the number of units outstanding.
          In the First Merger, each unit of limited partnership interest in the California partnership was converted into an identical unit of limited partnership interest in the Delaware partnership, and each general partnership interest in the California partnership held by a general partner was converted into an equivalent general partnership interest in the Delaware partnership. All interests in the Delaware partnership outstanding immediately prior to the First Merger were cancelled in the First Merger. The voting and other rights of the limited partners provided for in the Partnership Agreement were not changed as a result of the First Merger.

          Upon completion of the First Merger, the certificate of limited partnership of the Delaware partnership (the “Certificate of Limited Partnership”) became the certificate of limited partnership of the first surviving entity. A copy of the Certificate of Limited Partnership is filed as Exhibit 3.2 hereto and is incorporated herein by reference.
          In connection with the First Merger, the partnership agreement of the California partnership, as amended by the First Amendment, was adopted as the partnership agreement of the surviving entity, as modified by the Second Amendment to the Partnership Agreement, dated as of February 11, 2011 by and among the Managing General Partner and the each of the limited partners of the California partnership (the “Second Amendment”). Pursuant to the Second Amendment: (i) references in the Partnership Agreement to the California Uniform Limited Partnership Act were amended to refer to the Delaware Revised Uniform Limited Partnership Act; (ii) a description of the First Merger was added; and (iii) the name of the partnership was changed to “National Property Investors III, LP.” A copy of the Second Amendment is filed as Exhibit 3.3 hereto and is incorporated herein by reference.
          Second Merger
          Completion of the Second Merger was subject to approval by a majority in interest of the limited partnership interests of the Delaware partnership. Immediately prior to the consummation of the Second Merger, Aimco OP and its affiliates owned 37,419 of the 48,039 issued and outstanding units of limited partnership interest in the Delaware partnership (or approximately 77.89% of the number of units outstanding). 21,380 units of limited partnership interest in the Delaware partnership owned by AIMCO IPLP are subject to a voting restriction, which requires such units to be voted in proportion to the votes cast with respect to units of limited partnership interest in the Delaware partnership not subject to this restriction.
          Immediately following consummation of the First Merger, on February 11, 2011, Aimco OP and its affiliates took action by written consent to approve the Merger Agreement and the transactions contemplated thereby, including the Second Merger. Aimco OP and its affiliates (other than AIMCO IPLP) voted all of their units of limited partnership interest in the Delaware partnership not subject to the voting restriction described above (16,039 units of limited partnership interest in the Delaware partnership, or approximately 33.39% of the number of units outstanding) in favor of the Merger Agreement and the transactions contemplated thereby, including the Second Merger. In accordance with the voting restrictions, AIMCO IPLP voted 12,862 units of limited partnership interest in favor of the Merger Agreement and the transactions contemplated thereby, including the Second Merger. As a result, the Merger Agreement and the transactions contemplated thereby, including the Second Merger, were approved by a total of 28,901 units of limited partnership interest in the Delaware partnership, or approximately 60.16% of the number of units outstanding.
          In the Second Merger, each unit of limited partnership interest in the Delaware partnership outstanding immediately prior to the consummation of the Second Merger and held by limited partners (other than units of limited partnership interest as to which appraisal rights are elected) was converted into the right to receive, at the election of the limited partner, either (i) $57.24 in cash (the “Cash Consideration”) or (ii) 2.29 partnership common units (“OP Units”) of Aimco OP. However, limited partners who are residents of the State of California are only entitled to the Cash Consideration for each unit of limited partnership interest in the Delaware partnership. Those limited partners who do not make an election will be deemed to have elected to receive the Cash Consideration.
          Aimco OP’s interest in the Merger Subsidiary was converted into 1,000 units of limited partnership interest in the Delaware partnership, and Aimco OP became the sole limited partner of the Delaware partnership. Each general partnership interest in the Delaware partnership outstanding immediately prior to the consummation of the Second Merger remained outstanding and unchanged after the Second Merger.
          Upon completion of the Second Merger (i) the Certificate of Limited Partnership became the certificate of limited partnership of the surviving entity, and (ii) the Partnership Agreement remained unchanged and became the partnership agreement of the surviving entity.
          A copy of the Merger Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
          The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) The following exhibits are filed with this report

Exhibit
Number	Description
3.1	First Amendment to the Partnership Agreement of National Property Investors III, dated as of February 11, 2011.

3.2	Certificate of Limited Partnership of National Property Investors III, LP, dated as of October 8, 2010.

3.3	Second Amendment to the Partnership Agreement of National Property Investors III, dated as of February 11, 2011.

10.1	Agreement and Plan of Merger, dated as of February 11, 2011, by and among National Property Investors III, National Property Investors III, LP, AIMCO Properties, L.P. and AIMCO NPI III Merger Sub LLC.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROPERTY INVESTORS III, LP
Date: February 11, 2011	By:	NPI Equity Investments, Inc., its Managing General Partner

	By:	/s/ Stephen B. Waters
Stephen B. Waters
Senior Director of Partnership Accounting

5